UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report: November 15, 2007

(Date of earliest event reported)

QUEST ENERGY PARTNERS, L.P.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-33787 (Commission File Number)	26-0518546 (I.R.S. Employer Identification Number)

210 Park Avenue, Suite 2750

Oklahoma City, Oklahoma 73102

(Address of principal executive offices, including zip code)

(405) 600-7704

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This amended Current Report on Form 8-K/A (this "8-K/A") is being filed in order to file a correct copy of Exhibit 3.1, the First Amended and Restated Agreement of Limited Partnership of Quest Energy Partners, L.P. (the "Agreement"), dated November 15, 2007, by and between Quest Energy GP, LLC and Quest Resource Corporation. Exhibit 3.1 that was previously filed as an exhibit to the registrant's Current Report on Form 8-K filed on November 21, 2007 (the "Original 8-K") differed from the actual Agreement that was executed by the parties thereto. Except for the replaced exhibit, this 8-K/A does not amend or update any other information contained in the Original 8-K.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits
Exhibit Number	Description
Exhibit 3.1	First Amended and Restated Agreement of Limited Partnership of Quest Energy Partners, L.P.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUEST ENERGY PARTNERS, L.P.

By:	Quest Energy GP, LLC, its General Partner

	By:	/s/ Jerry D. Cash
Jerry D. Cash
Chief Executive Officer

Date: December 7, 2007

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